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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 22, 2004

                         Commission File Number 1-14959

                                BRADY CORPORATION
             (Exact name of registrant as specified in its charter)


               Wisconsin                              39-0971239
       (State of Incorporation)             (IRS Employer Identification No.)


                            6555 West Good Hope Road
                           Milwaukee, Wisconsin 53223
              (Address of Principal Executive Offices and Zip Code)


                                 (414) 358-6600
                         (Registrant's Telephone Number)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

( ) Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

( ) Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

( ) Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

( ) Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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Item 8.01 OTHER EVENTS

On October 22, 2004 Brady Corporation announced that it expects first quarter revenue in the range of $195 to $200 million, net income of $18 to $19 million and diluted earnings per share in the quarter of $.75 to $0.79. For the full year, Brady raised earnings guidance to $66 to $69 million with sales of $780 to $800 million. Previous earnings guidance was $59 to $62 million with sales of $770 to $790 million. Further information is included in Brady's press release filed as Exhibit 99 to this report and incorporated herein by reference.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                BRADY CORPORATION
Date: October 26, 2004          /s/ David Mathieson
                                -----------------------------------
                                David Mathieson
                                Vice President &
                                Chief Financial Officer


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                                  EXHIBIT INDEX

EXHIBIT
NUMBER                 DESCRIPTION
-------                -----------

  99         Press Release of Brady Corporation dated October 22, 2004.